SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005


                      U.S. GLOBAL INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


       Texas                      0-13928                  74-1598370
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  (State of other juris-        (Commission                IRS Employer
 diction of incorporation)      File Number)             Identification No.)


    7900 Callaghan Road, San Antonio, Texas                 78229
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    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: 210-308-1234



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       (Former name or former address, if changed since last report)



Item 9. Results of Operations and Financial Condition.

On May 16, 2005, U.S. Global Investors, Inc. issued a press release reporting earnings and other financial results for its third quarter of 2005, which ended March 31, 2005. A copy of the press release is attached and being furnished as
Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    U.S. Global Investors, Inc.




                                                  By:/s/ Catherine A. Rademacher
                                                     ------------------------
                                                     Catherine A. Rademacher
                                                     Chief Financial Officer

Dated:   May 16, 2005